FIFTH SUPPLEMENTAL INDENTURE

                           Dated as of April 19, 2002

                                      among

                             AMERICAN SKIING COMPANY

                                       and

                              THE BANK OF NEW YORK,
                                 as successor to

                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                   as Trustee,

                                       and

                           the Guarantors named herein


                 ----------------------------------------------

                              Series A and Series B
                          12% Senior Subordinated Notes
                                    Due 2006

                  FIFTH SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of April 19, 2002, among American Skiing Company, a Delaware corporation (the "Company"), the Guarantors listed on the signature pages hereof under the heading Guarantors (the "Guarantors"), and The Bank of New York, as successor to United States Trust Company of New York, as trustee under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Indenture, dated as of June 28, 1996, among ASC East, Inc. ("ASC East"), the Guarantors named therein (the "Original Guarantors"), and the Trustee (the "Original Indenture"), the Company duly issued its 12% Senior Subordinated Notes Due 2006 (the "Securities") in the aggregate principal amount of $120 million;

                  WHEREAS, the Original Indenture was amended by (i) the First Supplemental Indenture, dated as of November 12, 1997, among the Guaranteeing Subsidiary (as defined therein), ASC East, the Original Guarantors and the Trustee, (ii) the Second Supplemental Indenture, dated as of September 4, 1998, among ASC East, the Guarantors named therein and the Trustee, (iii) the Third Supplemental Indenture, dated as of August 6, 1999 among ASC East, the Guarantors named therein and the Trustee and (iv) the Fourth Supplemental Indenture, dated as of October 6, 1999, among the Company, the Guarantors named therein and the Trustee (the Original Indenture, as so amended, the "Indenture");

                  WHEREAS, in accordance with the Indenture, the Company has obtained the written consent of the Holders of at least a majority in principal amount of the outstanding Securities to certain amendments (the "Amendments") to the Indenture as set forth in this Supplemental Indenture;

                  WHEREAS, pursuant to Section 9.02 of the Indenture, the Company and the Guarantors, when authorized by resolution of their respective Boards of Directors, and the Trustee together, with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, are authorized to amend or supplement the Indenture as set forth in this Supplemental Indenture;

                  WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized by all necessary parties; and

                  WHEREAS, the Company, each of the Guarantors and the Trustee desire and have agreed to execute and deliver this Supplemental Indenture as herein provided and all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized by all necessary parties.

                  NOW, THEREFORE, for and in consideration of the premises contained herein, it is mutually covenanted and agreed for the benefit of all Holders of the Securities as follows:

                  Section 1. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

                  Section 2. Article 4 (Covenants) of the Indenture is hereby amended as follows:

                  (a) Section 4.04. Section 4.04 of the Indenture is amended by adding a new clause (d), to read in its entirety as follows:

                  "(d) The Company shall promptly notify the Trustee upon the occurrence of an event specified in Sections 6.01(8) and 6.01(9) relating to a Real Estate Subsidiary, notwithstanding that any such occurrence shall not be an Event of Default hereunder."

                  Section 3. Article 6 (Defaults and Remedies) of the Indenture is hereby amended as follows:

                  (a) Section 6.01(5). Section 6.01(5) of the Indenture is amended by adding the words "other than Non-Recourse Real Estate Debt" following the words "Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries" appearing therein.

                  (b) Section 6.01(6). Section 6.01(6) of the Indenture is amended by adding the words "other than a Real Estate Subsidiary" following the words "Restricted Subsidiaries" appearing therein.

                  (c) Section 6.01(8). Section 6.01(8) of the Indenture is amended by adding the words "other than a Real Estate Subsidiary" following the words "Restricted Subsidiaries" appearing therein.

                  (d) Section 6.01(9). Section 6.01(9) of the Indenture is amended by (i) adding the words "other than a Real Estate Subsidiary" following the words "any Restricted Subsidiary" in each place such words appear therein and (ii) adding the words "other than a Real Estate Subsidiary" following the words "any Subsidiary" appearing therein.

                  (e) Section 6.02. Section 6.02 of the Indenture is amended by deleting the provisions contained therein in their entirety and substituting the following therefor:

                  "If an Event of Default (other than an Event of Default specified in clauses (1), (2), (3) (solely with the respect to the Company's failure to make or consummate an offer to purchase Notes pursuant to Section 4.10 or a Change of Control Offer pursuant to Section 4.15), (8) and (9) of Section 6.01) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least a majority in principal amount of the then outstanding Notes by written notice to the Company and the Trustee may declare the unpaid principal amount of, any accrued interest on and any Liquidated Damages due in respect of all the Notes to be due and payable immediately. If an Event of Default specified in clauses (1),
                  (2) or (3) (solely with the respect to the Company's failure to make or consummate an offer to purchase Notes pursuant to
                  Section 4.10 or a Change of Control Offer pursuant to Section 4.15) of Section 6.01 occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Notes by written notice to the Company and the Trustee may declare the unpaid principal amount of, any accrued interest on and any Liquidated Damages due in respect of all the Notes to be due and payable immediately. Upon any such declaration the principal, interest and Liquidated Damages shall be due and payable immediately (together with the premium referred to in Section 6.01, if applicable). If any Event of Default specified in clause (8) or (9) of Section 6.01 relating to the Company, any Restricted Subsidiary that would constitute a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Notes by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or Liquidated Damages that has become due solely because of the acceleration) have been cured or waived."

                  Section 4. The Company agrees that the Trustee is permitted to place a notation about this Supplemental Indenture on the Notes in accordance with the provisions of Section 9.05 of the Indenture.

                  Section 5. The Trustee accepts this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby supplemented, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby supplemented.

                  Section 6. The Indenture, supplemented as hereinabove set forth, is in all respects ratified and confirmed, and the terms and conditions thereof, supplemented as hereinabove set forth, shall be and remain in full force and effect.

                  Section 7. The recitals contained in this Supplemental Indenture shall be taken as the statements made solely by the Company and the Guarantors, and the Trustee shall have no liability or responsibility for their correctness and, without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to (i) the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company and the Guarantors by corporate action or otherwise, (iii) the due execution hereof by the Company and the Guarantors or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

                  Section 8. This Supplemental Indenture shall become effective upon the execution and delivery hereof by the Company, the Guarantors and the Trustee.

                  SECTION 9. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  Section 10. This Supplemental Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.


                                                AMERICAN SKIING COMPANY



ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                            Guarantors

                                            AMERICAN SKIING COMPANY RESORT
                                            PROPERTIES, INC.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                             THE CANYONS RESORT PROPERTIES, INC.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                              STEAMBOAT RESORT PROPERTIES, INC.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO

                                               HEAVENLY PROPERTIES, INC.



ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO



                                              SUGARLOAF RESORT PROPERTIES, INC.



ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                              KILLINGTON RESORT PROPERTIES, INC.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                              MOUNT SNOW RESORT PROPERTIES, INC.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                             SUGARBUSH RESORT PROPERTIES, INC.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO

                                            SUNDAY RIVER RESORT PROPERTIES, INC.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                           WHISPER RIDGE RESORT PROPERTIES, INC.
                                       (f/k/a ATTITASH RESORT PROPERTIES,  INC.)




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                           SUNDAY RIVER SKIWAY CORPORATION




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                           SUNDAY RIVER, LTD.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                            PERFECT TURN, INC.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO

                                            LBO HOLDINGS, INC.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                            SUNDAY RIVER TRANSPORTATION, INC.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                            SRH, INC.
                                         (f/k/a SUGARBUSH RESORT HOLDINGS, INC.)




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO



                                           AJT, INC. (f/k/a CRANMORE, INC.)



ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                            GRAND SUMMIT RESORT PROPERTIES, INC.
                                            (f/k/a LBO HOTEL CO.)




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO

                                            S-K-I LIMITED



ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                             KILLINGTON LTD.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                            MOUNT SNOW LTD.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                            WVSAL, INC. (f/k/a WATERVILLE
                                            VALLEY SKI AREA, LTD.)




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                            SUGARLOAF MOUNTAIN CORPORATION




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO

                                            KILLINGTON RESTAURANTS, INC.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO

                                            DOVER RESTAURANTS, INC.



ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                            MOUNTAINSIDE




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                            PICO SKI AREA MANAGEMENT COMPANY




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO



                                            BLUNDER BAY DEVELOPMENT CO.




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO

                                           ASC LEASING, INC.



ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                            ASC UTAH



ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO


                                            STEAMBOAT SKI & RESORT CORPORATION




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO



                                            HEAVENLY CORPORATION




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO



                                            HEAVENLY VALLEY LIMITED PARTNERSHIP
                                           By: HEAVENLY CORPORATION, its General
                                               Partner



ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO

                                           HEAVENLY SKI & RESORT CORPORATION




ATTEST: /s/ Linda Howe                      By: /s/ Mark J. Miller
       ---------------                         --------------------------------
                                                  Name: Mark J. Miller
                                                  Title: CFO

                                            THE BANK OF NEW YORK, as Trustee



ATTEST:                                     By: /s/ Louis P. Young
       ------------------                      --------------------------------
                                                  Name: Louis P. Young
                                                  Title: Authorized Signatory